                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report:  January 24, 1997




                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                       1-12898                 38-2011419
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


  27555 Farmington Road
Farmington Hills, Michigan                                        48334-3357
--------------------------                                        ----------
  (Address of principal                                           (Zip Code)
   executive offices)



Registrant's telephone number, including area code:  (810) 488-7000


Total Pages:  7

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of January 25, 1997 for Series 1987-2 Distribution Reports as of February 1, 1997 for Series 1988-1 and 1988-2 and Distribution Reports as of January 20, 1997 for Series 1990-1.




                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SOURCE ONE MORTGAGE SERVICES CORPORATION
                                                      (Registrant)




Date:  January 24, 1997                By:  Larry N. Ciofu
                                          --------------------------------
                                            Larry N. Ciofu
                                            Vice President

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-2

               Distribution Date Statement for January  25, 1997

       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
 2-A   0.0000%           $0.00      45,100          $0.00            $0.00

 2-B   7.0000%           $0.00      18,000          $0.00            $0.00

 2-C   7.0000%           $0.00      19,700          $0.00            $0.00

 2-D   9.5500%     $624,000.00         624      $4,966.00        $4,966.00

 2-E   9.9500%  $12,581,266.83       5,200    $104,319.67            $0.00
               ---------------- ----------- -------------- ----------------
                $13,205,266.83      88,624    $109,285.67        $4,966.00

          Interest                       Principal         Principal           Per $1,000
        Payable Per     Principal       Payable Per       Balance After        CTF After
Class   $1,000 CTF       Payable         $1,000 CTF     January  25, 1997  January  25, 1997
-----  -------------  --------------  ----------------  -----------------  -----------------
 2-A     $0.000000                         $0.000000                            $0.000000

 2-B     $0.000000                         $0.000000                            $0.000000

 2-C     $0.000000                         $0.000000                            $0.000000

 2-D     $7.958333     $240,000.00 **       -               $384,000.00     $1,000.000000

 2-E     $0.000000         -                -            $12,685,586.50     $2,439.535865
                      --------------                    -----------------
                             $0.00                       $13,069,586.50

Ending Aggregate Agency MBS Balance:              $13,089,353.95




      Agency MBS Collections :
              Interest                                         $110,200.56
              Principal                                        $134,713.74
      Investment Income                                            $301.11
      Excess from previous month                                    990.26
                                                           ----------------
      TOTAL AVAILABLE                                          $246,205.67

      Due to Class 2-D INTEREST                                 ($4,966.00)
      Due to Class 2-D REDEMPTION                             ($240,023.67)
      Due to Class 2-D (rounded down to even $1,000)          ($240,000.00)
      Excess in Collection Account                                 ($23.67)
                                                           ----------------
      Available for Expenses and Residual Payments               $1,216.00

      Expenses Payable                                            ($377.56)

                                                           ----------------
      Net Balance                                                  $838.44
                                                           ==================


      Due to Residual Holders                                      $838.44

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $41.9220
      Excess in collection Act  as of December 25                  $990.26
      Accrual Distribution Amount:                             $104,319.67
      Aggregate Cash Flow Value Decline:                       $134,713.74
      Principal to Class 2-D Redemption                       ($240,000.00)
                                                         -----------------
                                                                    $23.67
      Principal Distributable to Class 2-D                     $240,000.00
                                                         -----------------
      Aggregate Amount of Principal Distributable:             $240,023.67




                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Trustee
                                   Corporate Trust Division
                                   Suite 0126
                                   One First National Plaza
                                   Chicago, Illinois  60670
                                   (312)407-4660



** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.

                     FIREMAN'S FUND MORTGAGE CORPORATION
              AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1988-1

              Distribution Date Statement for February  1, 1997

                                                                                                                   Principal Balance
                                                               Interest                Principal      Principal    Per $1,000
      COUPON   Principal     Number of    Interest  Interest  Payable Per  Principal  Payable Per   Balance After  CTF After
Class  RATE  Outstanding   Certificates   Accrued   Payable   $1,000 CTF   Payable*   $1,000 CTF  February 1, 1997 February  1, 1997
----- ------ -------------- ------------  --------  --------   ----------- ---------  ----------- ---------------- -----------------
 A   0.0000%          $0.00   38,510        $0.00        $0.00  $0.000000       $0.00  $0.000000            $0.00       $0.000000

 B   8.0000%          $0.00   51,050        $0.00        $0.00  $0.000000       $0.00  $0.000000            $0.00       $0.000000

 Z   9.9000% $13,690,416.05   10,440  $112,945.93  $112,945.93 $10.818576  $281,103.62 $26.925634  $13,409,312.43   $1,284.416899
             --------------  -------  -----------  -----------             -----------             --------------
             $13,690,416.05  100,000  $112,945.93  $112,945.93             $281,103.62             $13,409,312.43


                                                             Ending Aggregate Agency MBS Balance:  $13,409,579.96

     Agency MBS Collections :
                 Interest                          $114,088.99
                 Principal                         $281,103.62            Accrual Distribution Amount:                        $0.00
     Investment Income                                 $502.84            Aggregate Cash Flow Value Decline:            $281,103.62
                                                    -----------                                                         -----------
     TOTAL AVAILABLE                               $395,695.45            *Aggregate Amount of Principal Distributable: $281,103.62

     Due to Certificateholders                    ($394,049.55)
                                                   -----------
     Available for Expenses and Residual Payments    $1,645.90

     Expenses Payable                                 ($326.29)

                                                   -----------                                   THE FIRST NATIONAL BANK OF CHICAGO,
     Net Balance                                     $1,319.61                                   as Trustee
                                                   ===========                                   Corporate Trust Division
                                                                                                 Suite 0126
                                                                                                 One First National Plaza
     Due to Residual Holders                         $1,319.61                                   Chicago, Illinois  60670
                                                                                                 (312)407-4660
     Amount Payable Per Individual
     Residual Certificate (5% Denomination):          $65.9805               *

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-2
               Distribution Date Statement for  February  1, 1997



       COUPON     Principal       Number of      Interest        Interest
Class   RATE     Outstanding    Certificates     Accrued         Payable
----- -------- ---------------- ------------- -------------- ----------------
 2-A   0.0000%           $0.00        39,750          $0.00            $0.00

 2-B   7.0000%           $0.00        24,540          $0.00            $0.00

 2-C   7.0000%           $0.00        10,930          $0.00            $0.00

 2-D   7.0000%           $0.00        14,580          $0.00            $0.00

 2-Z   9.4000%  $16,826,844.47        10,200    $131,810.28      $131,810.28
               ---------------- ------------- -------------- ----------------
                $16,826,844.47       100,000    $131,810.28      $131,810.28
                                                                         Principal Balance
           Interest                       Principal       Principal      Per $1,000
         Payable Per      Principal      Payable Per    Balance After    CTF After
Class     $1,000 CTF      Payable*       $1,000 CTF    February  1, 1997 February  1, 1997
-----   -------------- ---------------  -------------  ----------------  -----------------
 2-A        $0.000000           $0.00      $0.000000             $0.00          $0.000000

 2-B        $0.000000           $0.00      $0.000000             $0.00          $0.000000

 2-C        $0.000000           $0.00      $0.000000             $0.00          $0.000000

 2-D        $0.000000           $0.00      $0.000000             $0.00          $0.000000

 2-Z       $12.922576     $212,919.76     $20.874486    $16,613,924.71      $1,628.816148
                       ---------------                 ----------------
                          $212,919.76                   $16,613,924.71

        Ending Aggregate Agency MBS Balance:            $16,613,939.46


      Agency MBS Collections :
              Interest                                           $133,212.66
              Principal                                          $212,919.76
      Investment Income                                              $499.64
                                                             ----------------
      TOTAL AVAILABLE                                            $346,632.06

      Due to Certificateholders                                 ($344,730.04)
                                                             ----------------
      Available for Expenses and Residual Payments                 $1,902.02

      Expenses Payable                                              ($402.14)

      Net Balance                                                  $1,499.88
                                                             ================


      Due to Residual Holders                                      $1,499.88

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                       $74.9940

      Accrual Distribution Amount:                                     $0.00
      Aggregate Cash Flow Value Decline:                         $212,919.76
                                                             ----------------
      *Aggregate Amount of Principal Distributable:              $212,919.76

      Principal Allocation:              Class 2-A:                  0.0000%
                                         Class 2-D:                  0.0000%

                                         THE FIRST NATIONAL BANK OF CHICAGO,
                                         as Trustee
                                         Corporate Trust Division
                                         Suite 0126
                                         One First National Plaza
                                         Chicago, Illinois  60670
                                         (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

              Distribution Date Statement for   January  20, 1997

                     UPPER TIER REMIC REGULAR CERTIFICATES


        COUPON       Principal        Number of     Interest      Interest
Class    RATE        Outstanding    Cert.           Accrued       Payable
----- ----------- ----------------- ------------- ------------ --------------
 1-A      8.5000%            $0.00        15,250        $0.00          $0.00

 1-B      9.0000%            $0.00        10,500        $0.00          $0.00

 1-C      9.0000%            $0.00         6,500        $0.00          $0.00

 1-D      9.0000%      $245,783.94        16,500    $1,843.38      $1,843.38

 1-E      9.0000%   $12,000,000.00        12,000   $90,000.00     $90,000.00

 1-F      0.0000%            $0.00        18,500        $0.00          $0.00

 1-G      0.0000%            $0.00        12,450        $0.00          $0.00

 1-H      0.0000%            $0.00         4,850        $0.00          $0.00

 1-I    259.5000%       $24,491.57           152    $5,296.30      $5,296.30
                  ----------------- ------------- ------------ --------------
                    $12,270,275.51        96,702   $97,139.68     $97,139.68
                                                                              Principal Balance
            Interest                        Principal         Principal       Per $1,000
           Payable Per      Principal      Payable Per       Balance After    CTF After
Class      $1,000 CTF        Payable*       $1,000 CTF    January  20, 1997   January  20, 1997
-----   ----------------- --------------  --------------  ------------------- -------------------
 1-A           $0.000000          $0.00       $0.000000                $0.00           $0.000000

 1-B           $0.000000          $0.00       $0.000000                $0.00           $0.000000

 1-C           $0.000000          $0.00       $0.000000                $0.00           $0.000000

 1-D           $0.111720    $245,783.94      $14.895996                $0.00           $0.000000

 1-E           $7.500000     $83,811.93       $6.984328       $11,916,188.07         $993.015673

 1-F           $0.000000          $0.00       $0.000000                $0.00           $0.000000

 1-G           $0.000000          $0.00       $0.000000                $0.00           $0.000000

 1-H           $0.000000          $0.00       $0.000000                $0.00           $0.000000

 1-I          $34.844079        $659.19       $4.336776           $23,832.38         $156.791974
                          --------------                  -------------------
                            $330,255.06                       $11,940,020.45

                     UPPER TIER REMIC REGULAR CERTIFICATES



        COUPON       Principal        Number of     Interest      Interest
         RATE        Outstanding    Cert.           Accrued       Payable
      ----------- ----------------- ------------- ------------ --------------
 1-R      0.0000%            $0.00         3,298        $7.98          $7.98
                                                                              Principal Balance
            Interest                        Principal         Principal       Per $1,000
           Payable Per      Principal      Payable Per       Balance After    CTF After
           $1,000 CTF        Payable*       $1,000 CTF    January  20, 1997   January  20, 1997
        ----------------- --------------  --------------  ------------------- -------------------
 1-R           $0.002420          $0.00       $0.000000                $0.00           $0.000000


                       LOWER TIER REMIC REGULAR INTERESTS

                                                                                  Principal
        COUPON       Principal        Number of     Interest     Principal       Balance After
Class    RATE        Outstanding    Certificates    Accrued       Payable*     January  20, 1997
----- ----------- ----------------- ------------- ------------ --------------  -----------------
1-AS      9.5000%            $0.00        15,311        $0.00          $0.00              $0.00

1-BS      9.5000%            $0.00        10,521        $0.00          $0.00              $0.00

1-CS      9.5000%            $0.00         6,513        $0.00          $0.00              $0.00

1-DS      9.5000%      $263,693.48        16,533    $2,087.57    $263,693.48              $0.00

1-ES      9.5000%   $12,024,000.00        12,024   $95,190.00     $66,561.58     $11,957,438.42

1-FS      9.5000%            $0.00        30,950        $0.00          $0.00              $0.00

1-HS      9.5000%            $0.00         8,148        $0.00          $0.00              $0.00

                  ----------------- ------------- ------------ --------------  -----------------
                    $12,287,693.48       100,000   $97,277.57    $330,255.06     $11,957,438.42

                     FIREMAN'S FUND MORTGAGE CORPORATION
              AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1990-1
              DISTRIBUTION DATE STATEMENT FOR January  20, 1997


                                                                   Beginning Aggregate Agency MBS Balance :        $100,001,006.61
Agency MBS Collections :                                           Ending Aggregate Agency MBS Balance :            $11,941,026.88
         Interest                            $97,147.66
         Principal                          $330,255.06
Investment Income                               $316.75             Aggregate Cash Flow Value Decline:                 $330,255.06
                                           ------------                                                            ---------------
Lower Tier REMIC Collection Account         $427,719.47             *Aggregate Amount of Principal Distributable:      $330,255.06
                                           ------------
Upper Tier REMIC Collection Account         $427,719.47

Aggregate Prin Payable to Holders of                                Principal Allocation:
Upper Tier REMIC Regular Certificate       ($330,255.06)

Aggregate Interest Payable to Holders of                            Aggregate Amount of Principal
Upper Tier REMIC Regular Certificates       ($97,139.68)            Distributable to Classes 1-D and 1-I:

Expenses Payable                                  $0.00             Class 1-D:                      1.48959964%
                                                                    Class 1-E:                      0.69843275%
                                                                    Class 1-I:                      0.43367763%

REMIC Taxes Payable                               $0.00             Aggregate Amount of Principal
                                                                    Distributable to Classes 1-G,1-H and 1-R :
Interest Payable to Class 1-R Certificate        ($7.98)
                                                                    Class 1-R:                      0.00000000%


Principal Payable to Class 1-R Certificate        $0.00

Due to Class 1-RS Certificate                  ($316.75)
                                           ------------             THE FIRST NATIONAL BANK OF CHICAGO,
Net Balance                                      ($0.00)            as Trustee
                                           ============             Corporate Trust Division
                                                                    Suite 0126
                                                                    One First National Plaza
                                                                    Chicago, Illinois  60670
                                                                    (312)407-4660